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                                                                 EXHIBIT 23.2

  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 15, 2001 relating to the financial statements, which appears in RailAmerica, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, which is included in Annex F to this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                           /s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
December 14, 2001